Liberty Managed Municipals Fund
                              Classes A, B and C

                        Supplement to Prospectus dated
                                November 1, 2002


On page 8, footnote number (8) under the table "Annual Fund Operating Expenses" is replaced with the following:

The Fund's distributor has voluntarily agreed to waive a portion of the 12b-1 fee for Class C shares. As a result, the 12b-1 fee for Class C shares would be 0.63% and the total annual fund operating expenses for Class C shares would be 1.38%. This arrangement may be modified or terminated by the distributor at any time.

On page 15, under the section "Distribution and Service Fees", the sixth sentence is replaced with the following:

The distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it does not exceed 0.45% annually.











                            August 5, 2003